Van Kampen Limited Duration Fund
                          Item 77(O) 10F-3 Transactions
                         January 1, 2005 - June 30, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Nissan  1/5/0    -     $99.99 $1,500,  1,100,    0.07%  0.38%   Citigr    ABN
 Auto     5                   000,000    000                     oup,    Amro
2005-A-                                                         Deutsc
  A3                                                              he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                 ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                JPMorg
                                                                 an,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                y, SG
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                g, The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.

                                                                Barcla
                                                                  ys
                                                                Capita
Daimle  1/6/0    -     $99.99 $2,100,  2,000,    0.10%  0.69%     l,    JPMorg
   r      5                   000,000    000                    Citigr    an
Chrysl                                                           oup,
  er                                                            JPMorg
 Auto                                                            an,
 Trust                                                           Banc
2005-A-                                                           of
  A3                                                            Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                HSBC,
                                                                Morgan
                                                                Stanle
                                                                  y